Security Information

Security Purchased
Comparison Security
Comparison Security

CUSIP
00081TAC2



Issuer
ACCO BRAND CORPORATION



Underwriters
Bank of America, BMO Capital
Markets, Credit Suisse, Deutsche
Bank, Barclays, Barrington
Research Associates, CJS
Securities, SunTrust Robinson
Humphrey



Years of continuous operation, including predecessors
> 3 years



Security
ABD 10 5/8 03/15/15



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/21/2009



Total amount of offering sold to QIBs
460,000,000



Total amount of any concurrent public offering
0



Total
460,000,000



Public offering price
98.502



Price paid if other than public offering price
N/A



Underwriting spread or commission
2.50%



Rating
B2 / BB-



Current yield
9.71%



Benchmark vs Spread (basis points)
838bp












Fund Specific Information









Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds








DWS HIGH INCOME FUND
DWS
850,000
 $
837,267
0.18%




DWS HIGH INCOME PLUS FUND
DWS
180,000
 $
177,304
0.04%




DWS HIGH INCOME TRUST
DWS
105,000
 $
103,427
0.02%




DWS HIGH INCOME VIP
DWS
105,000
 $
103,427
0.02%




DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,850
0.00%




DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
108,352
0.02%




DWS STRATEGIC INCOME FUND
DWS
90,000
 $
88,652
0.02%




DWS STRATEGIC INCOME TRUST
DWS
30,000
 $
29,551
0.01%




DWS STRATEGIC INCOME VIP
DWS
20,000
 $
19,700
0.00%




Total


 $
837,267
0.18%













^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
20825CAS3



Issuer
CONOCOPHILLIPS



Underwriters
Banc of America Securities LLC, Barclays
Capital, Citigroup, Credit Suisse, Deutsche
Bank Securities, RBS Greenwich Capital, DnB
Nor Markets, Mitsubishi UFJ Securities, SG
Americas Securities, Banca IMI, BBVA
Securities, BNP Paribas, BNY Capital
Markets, Calyon, Daiwa Securities America,
Guzman & Company, HSBC Securities, ING
Investments



Years of continuous operation, including predecessors
> 3 years



Security
COP 4.75% 02/01/14



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
1/29/2009



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public offering
0



Total
1,500,000,000



Public offering price
99.719



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.35%



Rating
A1/A



Current yield
4.76%



Benchmark vs Spread (basis points)
295bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
1,255,000.00
 $
1,251,473
0.08%




DWS High Income Plus Fund
DWS
245,000.00
 $                   244,312
0.02%




DWS High Income Trust
DWS
160,000.00
 $                   159,550
0.01%




DWS High Income VIP
DWS
160,000.00
 $                   159,550
0.01%




DWS Multi Market Income Trust
DWS
2,470,000.00
 $
2,463,059
0.16%




DWS Short Duration Fund
DWS
810,000.00
 $                   807,724
0.05%




DWS Strategic Income Fund
DWS
80,000.00
 $                     79,775
0.01%




DWS Strategic Income Trust
DWS
630,000.00
 $                   628,230
0.04%




Total

5,810,000
 $
5,793,674
0.39%













^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a
security, the final sale date is listed. If a
 Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
228227AZ7


Issuer
CROWN CASTLE  INTERNATIONAL
CORPORATION


Underwriters
Banc of America Securities LLC, Morgan Stanley,
Barclays Capital, Deutsche Bank Securities, Greenwich
Capital Markets, Calyon, TD Securities USA


Years of continuous operation, including predecessors
> 3 years


Security
CCI 9% 01/15/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
1/22/2009


Total amount of offering sold to QIBs
900,000,000


Total amount of any concurrent public offering
0


Total
900,000,000


Public offering price
90.416


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B


Current yield
9.95%


Benchmark vs Spread (basis points)
964bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
3,055,000.00
 $                          2,762,209
0.34%



DWS High Income Plus Fund
DWS
595,000.00
 $                            537,975
0.07%



DWS High Income Trust
DWS
345,000.00
 $                            311,935
0.04%



DWS High Income VIP
DWS
385,000.00
 $                            348,102
0.04%



DWS Strategic Income Fund
DWS
190,000.00
 $                            171,790
0.02%



DWS Strategic Income Trust
DWS
75,000.00
 $                              67,812
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $                            253,165
0.03%



Total

4,925,000
 $                          4,452,988
0.55%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
126304AZ7



Issuer
CSC HOLDINGS INCORPORATED



Underwriters
Banc of America Securities LLC, Citigroup, Credit
Suisse, Deutsche Bank Securities, Goldman Sachs,
JP Morgan, BNP Paribas, Calyon, Fortis Securities,
Greenwich Capital Markets, ING Financial
Markets, Morgan Stanley, Scotia Capital, TD
Securities, US Bancorp Investments



Years of continuous operation, including predecessors
> 3 years



Security
CVC 8.625% 02/15/19



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/9/2009



Total amount of offering sold to QIBs
526,000,000



Total amount of any concurrent public offering
0



Total
526,000,000



Public offering price
95.196



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.00%



Rating
B1/BB



Current yield
9.06%



Benchmark vs Spread (basis points)
634bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
1,235,000.00
 $                 1,175,671
0.23%




DWS High Income Plus Fund
DWS
240,000.00
 $                   228,470
0.05%




DWS High Income Trust
DWS
135,000.00
 $                   128,515
0.03%




DWS High Income VIP
DWS
155,000.00
 $                   147,554
0.03%




DWS Multi Market Income Trust
DWS
120,000.00
 $                   114,235
0.02%




DWS Strategic Income Fund
DWS
80,000.00
 $                     76,157
0.02%




DWS Strategic Income Trust
DWS
35,000.00
 $                     33,319
0.01%




Total

2,000,000
 $                 1,903,920
0.39%













^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
28336LBT5



Issuer
EL PASO CORPORATION



Underwriters
Citigroup, Deutsche Bank Securities, JP Morgan,
Morgan Stanley, Barclays Capital, Credit Suisse,
Fortis Securities, Scotia Capital, Societe Generale,
UBS Investment Bank, UniCredit Capital Markets,
Williams Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
EP 8.25% 02/15/16



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/4/2009



Total amount of offering sold to QIBs
500,000,000



Total amount of any concurrent public offering
0



Total
500,000,000



Public offering price
95.535



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.00%



Rating
Ba3/BB-



Current yield
8.64%



Benchmark vs Spread (basis points)
664bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
2,455,000.00
 $                 2,345,384
0.49%




DWS High Income Plus Fund
DWS
475,000.00
 $                   453,791
0.10%




DWS High Income Trust
DWS
285,000.00
 $                   272,275
0.06%




DWS High Income VIP
DWS
310,000.00
 $                   296,159
0.06%




DWS Multi Market Income Trust
DWS
240,000.00
 $                   229,284
0.05%




DWS Strategic Income Fund
DWS
170,000.00
 $                   162,410
0.03%




DWS Strategic Income Trust
DWS
65,000.00
 $                     62,098
0.01%




Total

4,000,000
 $                 3,821,400
0.80%













^The Security and Fund Performance is
calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
346091BC4



Issuer
FOREST OIL CORPORATION



Underwriters
Bank of America Securities LLC, Credit Suisse,
Deutsche Bank Securities, JP Morgan, Wachovia
Securities, BNP Paribas, Scotia Capital, TD
Securities



Years of continuous operation, including predecessors
> 3 years



Security
FST 8.5% 02/15/14



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/11/2009



Total amount of offering sold to QIBs
600,000,000



Total amount of any concurrent public offering
0



Total
600,000,000



Public offering price
95.150



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.95%



Rating
B1/BB-



Current yield
8.93%



Benchmark vs Spread (basis points)
801bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
1,270,000.00
 $                 1,208,405
0.21%




DWS High Income Plus Fund
DWS
245,000.00
 $                   233,118
0.04%




DWS High Income Trust
DWS
100,000.00
 $                     95,150
0.02%




DWS High Income VIP
DWS
170,000.00
 $                   161,755
0.03%




DWS Strategic Income Fund
DWS
70,000.00
 $                     66,605
0.01%




DWS Strategic Income Trust
DWS
30,000.00
 $                     28,545
0.01%




Total

1,885,000
 $                 1,793,578
0.32%













^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
771196AN2



Issuer
ROCHE HOLDINGS INCORPORATED



Underwriters
Banc of America Securities LLC, Banco Santander,
Barclays Capital, BNP Paribas, Citigroup, Credit
Suisse, Deutsche Bank Securities, JP Morgan,
Mitsubishi UFJ Securities, Morgan Stanley, UBS
Securities, Unibanco Securities



Years of continuous operation, including predecessors
> 3 years



Security
ROSW 4.5% 03/01/12



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/18/2009



Total amount of offering sold to QIBs
2,500,000,000



Total amount of any concurrent public offering
0



Total
2,500,000,000



Public offering price
99.470



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.75%



Rating
Aa1/AA-



Current yield
4.52%



Benchmark vs Spread (basis points)
335bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
390,000
 $                   387,933
0.02%




DWS High Income Plus Fund
DWS
80,000
 $                     79,576
0.00%




DWS High Income Trust
DWS
50,000
 $                     49,735
0.00%




DWS High Income VIP
DWS
50,000
 $                     49,735
0.00%




DWS Multi Market Income Trust
DWS
3,500,000
 $                 3,481,450
0.14%




DWS Strategic Income Trust
DWS
930,000
 $                   925,071
0.04%




DWS Short Duration Fund
DWS
965,000.00
 $                   959,886
0.04%




DWS Short Duration Plus Fund
DWS
8,675,000.00
 $                 8,629,023
0.35%




Total

14,640,000
 $               14,562,408
0.59%













^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is listed.
 If a Fund still held the security as of
 the quarter-end, the quarter-end date is listed.












Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
00165AAA6


Issuer
AMC Entertainment


Underwriters
Citigroup, Credit Suisse, Deutsche Bank
Securities, JP Morgan, Banc of America
Securities LLC, Barclays Capital,
Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
AMCENT 8.75% 6/1/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse International


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/27/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
97.582


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.30%


Rating
B1/B-


Current yield
8.97%


Benchmark vs Spread (basis points)
792bp
408bp
270bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
120,000.00
 $     117,098
0.02%



DWS BALANCED VIP
DWS
35,000.00
 $      34,154
0.01%



DWS HIGH INCOME FUND
DWS
5,685,000.00
 $  5,547,537
0.95%



DWS HIGH INCOME PLUS FUND
DWS
1,220,000.00
 $  1,190,500
0.20%



DWS HIGH INCOME TRUST
DWS
705,000.00
 $     687,953
0.12%



DWS HIGH INCOME VIP
DWS
765,000.00
 $     746,502
0.13%



DWS MULTI MARKET INCOME TRUST
DWS
735,000.00
 $     717,228
0.12%



DWS STRATEGIC INCOME FUND
DWS
535,000.00
 $     522,064
0.09%



DWS STRATEGIC INCOME TRUST
DWS
200,000.00
 $     195,164
0.03%



Total

10,000,000
 $  9,758,200
1.67%











^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
172441AR8



Issuer
Cinemark USA Incorporated



Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
Banc of America Securities, Credit
Suisse, Wachovia Securities



Years of continuous operation, including predecessors
> 3 years



Security
CNK 8.625% 06/15/2019



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Barclays Capital



Firm commitment underwriting?
Yes



Trade date/Date of Offering
6/16/2009



Total amount of offering sold to QIBs
470,000,000



Total amount of any concurrent public offering
0



Total
470,000,000



Public offering price
97.560



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.00%



Rating
B3/B-



Current yield
8.84%



Benchmark vs Spread (basis points)
531bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS HIGH INCOME FUND
DWS
1,185,000.00
 $  1,156,086
0.25%




DWS HIGH INCOME PLUS FUND
DWS
245,000.00
 $     239,022
0.05%




DWS HIGH INCOME TRUST
DWS
140,000.00
 $     136,584
0.03%




DWS HIGH INCOME VIP
DWS
155,000.00
 $     151,218
0.03%




DWS MULTI MARKET INCOME TRUST
DWS
130,000.00
 $     126,828
0.03%




DWS STRATEGIC INCOME FUND
DWS
90,000.00
 $      87,804
0.02%




DWS STRATEGIC INCOME TRUST
DWS
35,000.00
 $      34,146
0.01%




DWS STRATEGIC INCOME VIP
DWS
20,000.00
 $      19,512
0.00%




Total

2,000,000
 $  1,951,200
0.43%













^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is l
isted. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
22818TAA0



Issuer
Crown Americas



Underwriters
Bank of America, Merrill Lynch,
Citigroup, Deutsche Bank Securities



Years of continuous operation, including predecessors
> 3 years



Security
CCK 7.625% 05/15/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Bank of America



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/5/2009



Total amount of offering sold to QIBs
400,000,000



Total amount of any concurrent public offering
0



Total
400,000,000



Public offering price
97.092



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.75%



Rating
B1/BB-



Current yield
7.85%



Benchmark vs Spread (basis points)
522bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Balanced Fund
DWS
30,000.00
 $      29,128
0.01%




DWS Balanced VIP
DWS
10,000.00
 $       9,709
0.00%




DWS High Income Fund
DWS
1,210,000.00
 $ 1,174,813
0.30%




DWS High Income Plus Fund
DWS
250,000.00
 $    242,730
0.06%




DWS High Income Trust
DWS
135,000.00
 $    131,074
0.03%




DWS High Income VIP
DWS
155,000.00
 $    150,493
0.04%




DWS Lifecycle Long Range Fund
DWS
10,000.00
 $       9,709
0.00%




DWS Multi Market Income Trust
DWS
120,000.00
 $    116,510
0.03%




DWS Strategic Income Fund
DWS
30,000.00
 $      29,128
0.01%




DWS Strategic Income Trust
DWS
30,000.00
 $      29,128
0.01%




DWS Strategic Income VIP
DWS
20,000.00
 $      19,418
0.01%




Total

2,000,000
 $ 1,941,840
0.50%













^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
257559AG9


Issuer
Domtar Corp


Underwriters
JP Morgan, Morgan Stanley, Banc of
America Securities, BMO Capital
Markets Corp, CIBC World Markets,
Citigroup, Desjardins Securities, Fortis
Securities, Goldman Sachs, NBF
Securities USA Corp, Rabo Securities
USA, RBC Capital Advisors, Scotia
Capital, TD Securities, Deutsche Bank
Securities


Years of continuous operation, including predecessors
> 3 years


Security
UFS 1.75% 06/01/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JPMorgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/3/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
96.157


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.20%


Rating
Ba3/BB-


Current yield
11.18%


Benchmark vs Spread (basis points)
822bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
70,000.00
 $      67,310
0.02%



DWS Balanced VIP
DWS
20,000.00
 $      19,231
0.01%



DWS High Income Fund
DWS
2,940,000.00
 $  2,827,016
0.74%



DWS High Income Plus Fund
DWS
605,000.00
 $     581,750
0.15%



DWS High Income Trust
DWS
345,000.00
 $     331,742
0.09%



DWS High Income VIP
DWS
380,000.00
 $     365,397
0.10%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,847
0.01%



DWS Multi Market Income Trust
DWS
300,000.00
 $     288,471
0.08%



DWS Strategic Income Fund
DWS
230,000.00
 $     221,161
0.06%



DWS Strategic Income Trust
DWS
80,000.00
 $      76,926
0.02%



Total

5,000,000
 $  4,807,850
1.25%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is listed.
If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.



Security Information




Security Purchased
Comparison Security
Comparison Security
CUSIP
260543BX0


Issuer
Dow Chemical Company


Underwriters
Banc of America Securities, Citigroup,
HSBC Securities, Morgan Stanley,
RBS Securities, Barclays Capital,
Deutsche Bank Securities, Mitsubishi
UFJ, Mizuho International, Blaylock
Robert, Loop Capital, Utendahl
Capital, Williams Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOW 8.55% 05/15/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2009


Total amount of offering sold to QIBs
3,250,000,000


Total amount of any concurrent public offering
0


Total
3,250,000,000


Public offering price
99.794


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.65%


Rating
Baa3/BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
525bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS BALANCED FUND
DWS
75,000.00
 $      74,846
0.00%



DWS BALANCED VIP
DWS
20,000.00
 $      19,959
0.00%



DWS HIGH INCOME FUND
DWS
2,950,000.00
 $ 2,943,923
0.09%



DWS HIGH INCOME PLUS FUND
DWS
615,000.00
 $    613,733
0.02%



DWS HIGH INCOME TRUST
DWS
340,000.00
 $    339,300
0.01%



DWS HIGH INCOME VIP
DWS
385,000.00
 $    384,207
0.01%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000.00
 $      29,938
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
270,000.00
 $    269,444
0.01%



DWS STRATEGIC INCOME FUND
DWS
1,640,000.00
 $ 1,636,622
0.05%



DWS STRATEGIC INCOME VIP
DWS
360,000.00
 $    359,258
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      44,907
0.00%



Total

6,730,000
 $ 6,716,136
0.21%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date is
 listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
35906AAB4



Issuer
FRONTIER COMMUNICATIONS



Underwriters
Citigroup, Credit Suisse, JP
Morgan, Deutsche Bank



Years of continuous operation, including predecessors
> 3 years



Security
FTR 8 1/8 10/01/18



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Credit Suisse



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/17/2009



Total amount of offering sold to QIBs
600,000,000



Total amount of any concurrent public offering
0



Total
600,000,000



Public offering price
98.441



Price paid if other than public offering price
N/A



Underwriting spread or commission
2.00%



Rating
Ba2 / BB



Current yield
8.07%



Benchmark vs Spread (basis points)
498bp












Fund Specific Information









Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds








DWS HIGH INCOME FUND
DWS
6,060,000
 $
5,965,525
1.01%




DWS HIGH INCOME PLUS FUND
DWS
1,275,000
 $
1,255,123
0.21%




DWS HIGH INCOME TRUST
DWS
735,000
 $
723,541
0.12%




DWS HIGH INCOME VIP
DWS
760,000
 $
748,152
0.12%




DWS LIFECYCLE LONG RANGE FUND
DWS
25,000
 $
24,610
0.00%




DWS MULTI MARKET INCOME TRUST
DWS
500,000
 $
492,205
0.08%




DWS STRATEGIC INCOME FUND
DWS
420,000
 $
413,452
0.07%




DWS STRATEGIC INCOME TRUST
DWS
145,000
 $
142,739
0.02%




DWS STRATEGIC INCOME VIP
DWS
80,000
 $
78,753
0.01%




Total


 $
9,844,100
1.66%













^The Security and Fund Performance is
 calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is
 listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
37331NAA9


Issuer
Georgia-Pacific


Underwriters
Banc of America Securities, Citigroup,
JP Morgan, Morgan Stanley, RBS
Greenwich Capital, BNP Paribas,
Credit Suisse, Deutsche Bank
Securities, HSBC Securities, KBC
Financial, Mitsubishi UFJ, Mizuho
Securities, Scotia Capital, SG
Americas, SunTrust Robinson


Years of continuous operation, including predecessors
> 3 years


Security
GP 8.25% 05/01/2016


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/20/2009


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
96.155


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
Ba3/BB-


Current yield
8.58%


Benchmark vs Spread (basis points)
663bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,285,000
 $ 1,235,592
0.17%



DWS High Income Plus Fund
DWS
350,000
 $    336,543
0.05%



DWS High Income Trust
DWS
245,000
 $    235,580
0.03%



DWS High Income VIP
DWS
110,000
 $    105,771
0.01%



DWS Multi Market Income Trust
DWS
310,000.00
 $    298,081
0.04%



DWS Strategic Income Fund
DWS
100,000
 $      96,155
0.01%



DWS Strategic Income Trust
DWS
85,000.00
 $      81,732
0.01%



DWS Strategic Income VIP
DWS
15,000
 $      14,423
0.00%



Total

2,500,000
 $ 2,403,875
0.33%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
382550AZ4



Issuer
Goodyear Tire



Underwriters
Citigroup, Goldman Sachs, JP Morgan,
BNP Paribas, Calyon, HSBC
Securities, Morgan Stanley, Natixis
Bleichroeder, Deutsche Bank Securities



Years of continuous operation, including predecessors
> 3 years



Security
GT 10.5% 05/15/2016



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JPMorgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/6/2009



Total amount of offering sold to QIBs
1,000,000,000



Total amount of any concurrent public offering
0



Total
1,000,000,000



Public offering price
95.846



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.88%



Rating
B1/B+



Current yield
10.96%



Benchmark vs Spread (basis points)
877bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Balanced Fund
DWS
45,000.00
 $      43,131
0.00%




DWS Balanced VIP
DWS
10,000.00
 $       9,585
0.00%




DWS High Income Fund
DWS
1,780,000.00
 $ 1,706,059
0.18%




DWS High Income Plus Fund
DWS
370,000.00
 $    354,630
0.04%




DWS High Income Trust
DWS
205,000.00
 $    196,484
0.02%




DWS High Income VIP
DWS
225,000.00
 $    215,654
0.02%




DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,169
0.00%




DWS Multi Market Income Trust
DWS
160,000.00
 $    153,354
0.02%




DWS Strategic Income Fund
DWS
120,000.00
 $    115,015
0.01%




DWS Strategic Income Trust
DWS
40,000.00
 $      38,338
0.00%




DWS Strategic Income VIP
DWS
25,000.00
 $      23,962
0.00%




Total

3,000,000
 $ 2,875,380
0.30%













^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.



Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
413622AA9



Issuer
Harrah's Entertainment Incorporated



Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Credit
Suisse, Goldman Sachs, Morgan
Stanley, Citigroup



Years of continuous operation, including predecessors
> 3 years



Security
HET 11.25% 06/01/2017



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Bank of America



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/27/2009



Total amount of offering sold to QIBs
1,375,000,000



Total amount of any concurrent public offering
0



Total
1,375,000,000



Public offering price
96.225



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.25%



Rating
Caa1/B



Current yield
9.53%



Benchmark vs Spread (basis points)
857bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
4,200,000.00
 $  4,041,450
0.31%




DWS High Income Plus Fund
DWS
865,000.00
 $     832,346
0.06%




DWS High Income Trust
DWS
500,000.00
 $     481,125
0.04%




DWS High Income VIP
DWS
545,000.00
 $     524,426
0.04%




DWS Multi Market Income Trust
DWS
440,000.00
 $     423,390
0.03%




DWS Strategic Income Fund
DWS
330,000.00
 $     317,543
0.02%




DWS Strategic Income Trust
DWS
120,000.00
 $     115,470
0.01%




Total

7,000,000
 $  6,735,750
0.51%













^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is
 listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.












Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
404119BE8



Issuer
HCA



Underwriters
Banc of America Securities, Citigroup,
Deutsche Bank Securities, Goldman
Sachs & Co, JP Morgan, Barclays
Capital, Credit Suisse, Mizuho
Securities USA, Wachovia Securities



Years of continuous operation, including predecessors
> 3 years



Security
HCA 8.5% 04/15/2019



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Bank of America Securities



Firm commitment underwriting?
Yes



Trade date/Date of Offering
4/15/2009



Total amount of offering sold to QIBs
1,500,000,000



Total amount of any concurrent public offering
0



Total
1,500,000,000



Public offering price
96.755



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.17%



Rating
Ba3/BB



Current yield
8.79%



Benchmark vs Spread (basis points)
624bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
3,055,000.00
 $ 2,955,865
0.20%




DWS High Income Plus Fund
DWS
635,000.00
 $    614,394
0.04%




DWS High Income Trust
DWS
335,000.00
 $    324,129
0.02%




DWS High Income VIP
DWS
390,000.00
 $    377,345
0.03%




DWS Multi Market Income Trust
DWS
270,000.00
 $    261,239
0.02%




DWS Strategic Income Fund
DWS
200,000.00
 $    193,510
0.01%




DWS Strategic Income Trust
DWS
70,000.00
 $      67,729
0.00%




DWS Strategic Income VIP
DWS
45,000.00
 $      43,540
0.00%




Total

5,000,000
 $ 4,837,750
0.33%













^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.












Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
552953BF7



Issuer
MGM Mirage Incorporated



Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Greenwich
Capital, Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities



Years of continuous operation, including predecessors
> 3 years



Security
MGM 10.375% 05/15/2014



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Bank of America



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/14/2009



Total amount of offering sold to QIBs
650,000,000



Total amount of any concurrent public offering
0



Total
650,000,000



Public offering price
97.184



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.25%



Rating
B1/B



Current yield
10.68%



Benchmark vs Spread (basis points)
918bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Balanced Fund
DWS
35,000.00
 $      34,014
0.01%




DWS High Income Fund
DWS
1,480,000.00
 $ 1,438,323
0.23%




DWS High Income Plus Fund
DWS
305,000.00
 $    296,411
0.05%




DWS High Income Trust
DWS
175,000.00
 $    170,072
0.03%




DWS High Income VIP
DWS
190,000.00
 $    184,650
0.03%




DWS Multi Market Income Trust
DWS
145,000.00
 $    140,917
0.02%




DWS Strategic Income Fund
DWS
105,000.00
 $    102,043
0.02%




DWS Strategic Income Trust
DWS
40,000.00
 $      38,874
0.01%




DWS Strategic Income VIP
DWS
25,000.00
 $      24,296
0.00%




Total

2,500,000
 $ 2,429,600
0.38%













^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date
 is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.












Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
552953BG5


Issuer
MGM Mirage Incorporated


Underwriters
Banc of America Securities, Barclays
Capital, Citigroup, RBS Securities,
Wachovia, BNP Paribas,
Commerzbank Capital Markets, Daiwa,
Deutsche Bank Securities, JP Morgan,
Morgan Stanley, UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
MGM 11.125% 11/15/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/14/2009


Total amount of offering sold to QIBs
850,000,000


Total amount of any concurrent public offering
0


Total
850,000,000


Public offering price
97.344


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B1/B


Current yield
11.43%


Benchmark vs Spread (basis points)
918bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
45,000.00
 $      43,805
0.01%



DWS High Income Fund
DWS
1,795,000.00
 $ 1,747,325
0.21%



DWS High Income Plus Fund
DWS
370,000.00
 $    360,173
0.04%



DWS High Income Trust
DWS
200,000.00
 $    194,688
0.02%



DWS High Income VIP
DWS
230,000.00
 $    223,891
0.03%



DWS Multi Market Income Trust
DWS
170,000.00
 $    165,485
0.02%



DWS Strategic Income Fund
DWS
120,000.00
 $    116,813
0.01%



DWS Strategic Income Trust
DWS
45,000.00
 $      43,805
0.01%



DWS Strategic Income VIP
DWS
25,000.00
 $      24,336
0.00%



Total

3,000,000
 $ 2,920,320
0.35%











^The Security and Fund Performance
 is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
 listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
65409QAW2



Issuer
Nielsen Finance



Underwriters
Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, JP Morgan,
Morgan Stanley



Years of continuous operation, including predecessors
> 3 years



Security
VNU 11.5% 05/01/2016



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
4/24/2009



Total amount of offering sold to QIBs
500,000,000



Total amount of any concurrent public offering
0



Total
500,000,000



Public offering price
92.173



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.75%



Rating
Caa1/B-



Current yield
12.48%



Benchmark vs Spread (basis points)
1047bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
1,220,000.00
 $ 1,124,511
0.24%




DWS High Income Plus Fund
DWS
255,000.00
 $    235,041
0.05%




DWS High Income Trust
DWS
135,000.00
 $    124,434
0.03%




DWS High Income VIP
DWS
150,000.00
 $    138,260
0.03%




DWS Multi Market Income Trust
DWS
110,000.00
 $    101,390
0.02%




DWS Strategic Income Fund
DWS
80,000.00
 $      73,738
0.02%




DWS Strategic Income Trust
DWS
30,000.00
 $      27,652
0.01%




DWS Strategic Income VIP
DWS
20,000.00
 $      18,435
0.00%




Total

2,000,000
 $ 1,843,460
0.40%













^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.



Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
69073TAM5



Issuer
Owens-Brockway



Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BNP Paribas, Calyon
Securities, Citigroup, HSBC Securities,
Scotia Capital



Years of continuous operation, including predecessors
> 3 years



Security
69073TAM5



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/7/2009



Total amount of offering sold to QIBs
600,000,000



Total amount of any concurrent public offering
0



Total
600,000,000



Public offering price
96.724



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.75%



Rating
Ba3/BB



Current yield
7.63%



Benchmark vs Spread (basis points)
527bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Balanced Fund
DWS
45,000.00
 $       7,200
0.01%




DWS Balanced VIP
DWS
10,000.00
 $       1,600
0.00%




DWS High Income Fund
DWS
1,770,000.00
 $ 1,712,015
0.30%




DWS High Income Plus Fund
DWS
370,000.00
 $    357,879
0.06%




DWS High Income Trust
DWS
205,000.00
 $    198,284
0.03%




DWS High Income VIP
DWS
230,000.00
 $    222,465
0.04%




DWS Lifecycle Long Range Fund
DWS
20,000.00
 $      19,345
0.00%




DWS Multi Market Income Trust
DWS
160,000.00
 $    154,758
0.03%




DWS Strategic Income Fund
DWS
120,000.00
 $    116,069
0.02%




DWS Strategic Income Trust
DWS
45,000.00
 $      43,526
0.01%




DWS Strategic Income VIP
DWS
25,000.00
 $      24,181
0.00%




Total

3,000,000
 $ 2,857,322
0.50%













^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is
 listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.












Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
74913GAU9



Issuer
Qwest Corporation



Underwriters
Banc of America Securities, JP
Morgan, Morgan Stanley, Wachovia,
Barclays Capital, Credit Suisse,
Deutsche Bank Securities, Goldman
Sachs & Co, UBS Securities, US Bank



Years of continuous operation, including predecessors
> 3 years



Security
QUS 8.375% 05/01/2016



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
4/7/2009



Total amount of offering sold to QIBs
810,500,000



Total amount of any concurrent public offering
0



Total
810,500,000



Public offering price
92.498



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.19%



Rating
Ba1/BBB-



Current yield
9.05%



Benchmark vs Spread (basis points)
745












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
1,185,000.00
 $ 1,096,101
0.15%




DWS High Income Plus Fund
DWS
420,000.00
 $    388,492
0.05%




DWS High Income Trust
DWS
30,000.00
 $      27,749
0.00%




DWS High Income VIP
DWS
255,000.00
 $    235,870
0.03%




DWS Lifecycle Long Range Fund
DWS
340,000.00
 $    314,493
0.04%




DWS Multi Market Income Trust
DWS
90,000.00
 $      83,248
0.01%




DWS Strategic Income Trust
DWS
20,000.00
 $      18,500
0.00%




Total

2,340,000
 $ 2,164,453
0.29%













^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.












Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
750753AB1


Issuer
RailAmerica Inc


Underwriters
Citigroup, JP Morgan, Morgan Stanley,
Wachovia, Deutsche Bank Securities


Years of continuous operation, including predecessors
> 3 years


Security
RAILAM 9.25% 07/1/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup Global Markets Limited


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/17/2009


Total amount of offering sold to QIBs
740,000,000


Total amount of any concurrent public offering
0


Total
740,000,000


Public offering price
95.923


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.96%


Rating
B1/BB-


Current yield
9.64%


Benchmark vs Spread (basis points)
113bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,970,000.00
 $ 2,848,913
0.40%



DWS HIGH INCOME PLUS FUND
DWS
605,000.00
 $    580,334
0.08%



DWS HIGH INCOME TRUST
DWS
350,000.00
 $    335,731
0.05%



DWS HIGH INCOME VIP
DWS
380,000.00
 $    364,507
0.05%



DWS MULTI MARKET INCOME TRUST
DWS
330,000.00
 $    316,546
0.04%



DWS STRATEGIC INCOME FUND
DWS
230,000.00
 $    220,623
0.03%



DWS STRATEGIC INCOME TRUST
DWS
90,000.00
 $      86,331
0.01%



DWS STRATEGIC INCOME VIP
DWS
45,000.00
 $      43,165
0.01%



Total

5,000,000
 $ 4,796,150












^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
75886AAC2



Issuer
Regency Energy Partners



Underwriters
Barclays Capital, Morgan Stanley,
Wachovia, BBVA Securities,
Citigroup, Comerica Securities,
Deutsche Bank Securities, Raymond
James, RBS Greenwich, Scotia Capital



Years of continuous operation, including predecessors
> 3 years



Security
RGNC 9.375% 06/01/2016



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Wachovia



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/15/2009



Total amount of offering sold to QIBs
250,000,000



Total amount of any concurrent public offering
0



Total
250,000,000



Public offering price
94.496



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.00%



Rating
B1/B



Current yield
9.92%



Benchmark vs Spread (basis points)
792bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Balanced Fund
DWS
125,000.00
 $    118,120
0.05%




DWS High Income Fund
DWS
5,775,000.00
 $ 5,457,144
2.31%




DWS High Income Trust
DWS
590,000.00
 $    557,526
0.24%




DWS High Income Plus Fund
DWS
1,215,000.00
 $ 1,148,126
0.49%




DWS Multi Market Income Trust
DWS
650,000.00
 $    614,224
0.26%




DWS Strategic Income Fund
DWS
400,000.00
 $    377,984
0.16%




DWS Strategic Income Trust
DWS
175,000.00
 $    165,368
0.07%




DWS Strategic Income VIP
DWS
70,000.00
 $      66,147
0.03%




Total

9,000,000
 $ 8,504,640
3.60%













^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AF3


Issuer
Rio Tinto Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 8.95% 05/01/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
98.805


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Baa1/BBB


Current yield
9.06%


Benchmark vs Spread (basis points)
752bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
1,225,000
 $  1,210,361
0.06%



DWS High Income Plus Fund
DWS
255,000
 $     251,953
0.01%



DWS High Income Trust
DWS
135,000
 $     133,387
0.01%



DWS High Income VIP
DWS
155,000
 $     153,148
0.01%



DWS Multi Market Income Trust
DWS
105,000
 $     103,745
0.01%



DWS Short Duration Fund
DWS
570,000
 $     563,189
0.03%



DWS Short Duration Plus Fund
DWS
5,680,000
 $  5,612,124
0.28%



DWS Strategic Income Fund
DWS
1,630,000
 $  1,610,522
0.08%



DWS Strategic Income Fund
DWS
80,000.00
 $      79,044
0.00%



DWS Strategic Income Trust
DWS
30,000.00
 $      29,642
0.00%



DWS Strategic Income VIP
DWS
360,000.00
 $     355,698
0.02%



DWS Strategic Income VIP
DWS
15,000.00
 $      14,821
0.00%



Total

10,240,000
 $10,117,632
0.51%











^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the quarter-end date is listed.










Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AH9


Issuer
Rio Tinto Financial


Underwriters
Credit Suisse, Deutsche Bank
Securities, JP Morgan, Morgan Stanley,
RBS Securities, SG Americas, Anz
Securities, BBVA Securities, Calyon
Securities, Citigroup, Daiwa Securities,
Mitsubishi UFJ, Mizuho International


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 9% 05/01/2019


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/14/2009


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
97.586


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa1/BBB+


Current yield
9.22%


Benchmark vs Spread (basis points)
658bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS High Income Fund
DWS
610,000
 $    595,275
0.04%



DWS High Income Trust
DWS
65,000
 $      63,431
0.00%



DWS High Income VIP
DWS
80,000
 $      78,069
0.01%



DWS High Income Plus Fund
DWS
125,000
 $    121,983
0.01%



DWS Strategic Income VIP
DWS
10,000
 $       9,759
0.00%



DWS Strategic Income Fund
DWS
40,000
 $      39,034
0.00%



DWS Strategic Income Trust
DWS
15,000
 $      14,638
0.00%



DWS Multi Market Income Trust
DWS
55,000
 $      53,672
0.00%



DWS Strategic Income VIP
DWS
240,000.00
 $    234,206
0.02%



DWS Strategic Income Fund
DWS
1,050,000.00
 $ 1,024,653
0.07%



Total

2,290,000
 $ 2,234,719
0.15%











^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.










Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
827048AL39



Issuer
Siligan Holdings Incorporated



Underwriters
Banc of America Securities, Deutsche
Bank Securities, Morgan Stanley, BNP
Paribas, Rabo Securities, RBS
Greenwich Capital



Years of continuous operation, including predecessors
> 3 years



Security
SLGN 7.25% 08/15/2016



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Banc of America



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/5/2009



Total amount of offering sold to QIBs
250,000,000



Total amount of any concurrent public offering
0



Total
250,000,000



Public offering price
97.280



Price paid if other than public offering price
 N/A



Underwriting spread or commission
1.63%



Rating
Ba3/BB+



Current yield
7.45%



Benchmark vs Spread (basis points)
504bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS Balanced Fund
DWS
80,000.00
 $      77,824
0.03%




DWS Balanced VIP
DWS
20,000.00
 $      19,456
0.01%




DWS High Income Fund
DWS
3,235,000.00
 $ 3,147,008
1.29%




DWS High Income Plus Fund
DWS
675,000.00
 $    656,640
0.27%




DWS High Income Trust
DWS
370,000.00
 $    359,936
0.15%




DWS High Income VIP
DWS
415,000.00
 $    403,712
0.17%




DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      29,184
0.01%




DWS Multi Market Income Trust
DWS
320,000.00
 $    311,296
0.13%




DWS Strategic Income Fund
DWS
220,000.00
 $    214,016
0.09%




DWS Strategic Income Trust
DWS
85,000.00
 $      82,688
0.03%




DWS Strategic Income VIP
DWS
50,000.00
 $      48,640
0.02%




Total

5,500,000
 $ 5,350,400
2.20%













^The Security and Fund Performance
is calculated based on information
 provided by State Street Bank.





*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.












Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
85590AAM6


Issuer
Starwood Hotels & Resort


Underwriters
Banc of America Securities, Deutsche
Bank Securities, JP Morgan, Barclays
Capital, BBVA Securities, Calyon
Securities, Citigroup, Credit Suisse,
Goldman Sachs, HSBC Securities,
Mizuho Securities, Morgan Stanley,
RBS Securities, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
HOT 7.88% 10/15/2014


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
96.285


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.38%


Rating
Ba1/BB


Current yield
8.18%


Benchmark vs Spread (basis points)
686bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
65,000
 $      62,585
0.01%



DWS Balanced VIP
DWS
20,000
 $      19,257
0.00%



DWS High Income Fund
DWS
2,975,000
 $ 2,864,479
0.60%



DWS High Income Plus Fund
DWS
615,000
 $    592,153
0.12%



DWS High Income Trust
DWS
340,000
 $    327,369
0.07%



DWS High Income VIP
DWS
370,000
 $    356,255
0.07%



DWS Lifecycle Long Range Fund
DWS
30,000.00
 $      28,886
0.01%



DWS Multi Market Income Trust
DWS
270,000.00
 $    259,970
0.05%



DWS Strategic Income Fund
DWS
200,000
 $    192,570
0.04%



DWS Strategic Income Trust
DWS
70,000.00
 $      67,400
0.01%



DWS Strategic Income VIP
DWS
45,000
 $      43,328
0.01%



Total

5,000,000
 $ 4,814,250
1.00%











^The Security and Fund Performance

is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
 is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.



Security Information



Security Purchased
Comparison Security
Comparison Security
CUSIP
00828BAC9


Issuer
AFFINIA GROUP
INCORPORATED


Underwriters
Bank of America, Barclays,
Deutsche Bank, JP Morgan, Wells
Fargo


Years of continuous operation, including predecessors
> 3 years


Security
AFFGRP 10 3/4 08/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/6/2009


Total amount of offering sold to QIBs
225,000,000


Total amount of any concurrent public offering
0


Total
225,000,000


Public offering price
98.799


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / B+


Current yield
10.12%


Benchmark vs Spread (basis points)
765bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
280,000
 $
276,637
0.12%



DWS HIGH INCOME PLUS FUND
DWS
60,000
 $
59,279
0.03%



DWS HIGH INCOME TRUST
DWS
35,000
 $
34,580
0.02%



DWS HIGH INCOME VIP
DWS
35,000
 $
34,580
0.02%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,880
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
35,000
 $
34,580
0.02%



DWS STRATEGIC INCOME FUND
DWS
25,000
 $
24,700
0.01%



DWS STRATEGIC INCOME TRUST
DWS
10,000
 $
9,880
0.00%



DWS STRATEGIC INCOME VIP
DWS
10,000
 $
9,880
0.00%



Total


 $
493,995
0.22%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date is
 listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.









Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
058498AM8



Issuer
BALL CORPORATION



Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan, BNP Paribas,
Commerzbank Capital Markets,
HSBC, Keybank, RBS, US Bank,
Wells Fargo



Years of continuous operation, including predecessors
> 3 years



Security
BLL 7 1/8 09/01/16



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
8/11/2009



Total amount of offering sold to QIBs
375,000,000



Total amount of any concurrent public offering
0



Total
375,000,000



Public offering price
97.975



Price paid if other than public offering price
N/A



Underwriting spread or commission
1.50%



Rating
Ba1 / BB+



Current yield
6.97%



Benchmark vs Spread (basis points)
420bp












Fund Specific Information









Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds








DWS HIGH INCOME FUND
DWS
1,115,000
 $
1,092,421
0.29%




DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
225,343
0.06%




DWS HIGH INCOME TRUST
DWS
130,000
 $
127,368
0.03%




DWS HIGH INCOME VIP
DWS
140,000
 $
137,165
0.04%




DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,798
0.00%




DWS MULTI MARKET INCOME TRUST
DWS
165,000
 $
161,659
0.04%




DWS STRATEGIC INCOME FUND
DWS
135,000
 $
132,266
0.04%




DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
44,089
0.01%




DWS STRATEGIC INCOME VIP
DWS
30,000
 $
29,393
0.01%




Total


 $
1,959,500
0.52%













^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of
 a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
058498AN6



Issuer
BALL CORPORATION



Underwriters
Bank of America, Barclays,
Deutsche Bank, Goldman Sachs,
JP Morgan



Years of continuous operation, including predecessors
> 3 years



Security
BLL 7 3/8 09/01/19



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Goldman Sachs



Firm commitment underwriting?
Yes



Trade date/Date of Offering
8/11/2009



Total amount of offering sold to QIBs
325,000,000



Total amount of any concurrent public offering
0



Total
325,000,000



Public offering price
97.414



Price paid if other than public offering price
N/A



Underwriting spread or commission
1.50%



Rating
Ba1 / BB+



Current yield
7.22%



Benchmark vs Spread (basis points)
405bp












Fund Specific Information









Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds








DWS HIGH INCOME FUND
DWS
1,110,000
 $
1,081,295
0.34%




DWS HIGH INCOME PLUS FUND
DWS
230,000
 $
224,052
0.07%




DWS HIGH INCOME TRUST
DWS
135,000
 $
131,509
0.04%




DWS HIGH INCOME VIP
DWS
140,000
 $
136,380
0.04%




DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,741
0.00%




DWS MULTI MARKET INCOME TRUST
DWS
170,000
 $
165,604
0.05%




DWS STRATEGIC INCOME FUND
DWS
135,000
 $
131,509
0.04%




DWS STRATEGIC INCOME TRUST
DWS
45,000
 $
43,836
0.01%




DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,354
0.01%




Total


 $
1,948,280
0.61%













^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
171871AL0


Issuer
CINCINNATI BELL
INCORPORATED


Underwriters
Bank of America, Barclays,
Deutsche Bank, Morgan Stanley,
RBS


Years of continuous operation, including predecessors
> 3 years


Security
CBB 8 1/4 10/15/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/30/2009


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
98.562


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
Ba3 / B+


Current yield
8.33%


Benchmark vs Spread (basis points)
533bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,515,000
 $
5,435,694
1.10%



DWS HIGH INCOME PLUS FUND
DWS
1,270,000
 $
1,251,737
0.25%



DWS HIGH INCOME TRUST
DWS
645,000
 $
635,725
0.13%



DWS HIGH INCOME VIP
DWS
720,000
 $
709,646
0.14%



DWS MULTI MARKET INCOME TRUST
DWS
1,260,000
 $
1,241,881
0.25%



DWS STRATEGIC INCOME FUND
DWS
255,000
 $
251,333
0.05%



DWS STRATEGIC INCOME TRUST
DWS
335,000
 $
330,183
0.07%



Total


 $
9,856,200
1.99%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
20605PAA9


Issuer
CONCHO RESOURCES
INCORPORATED


Underwriters
Bank of America Merrill Lynch,
BNP Paribas, JP Morgan, Wells
Fargo, Calyon, Deutsche Bank,
ING Financial Markets, Keybank,
Mitsubishi UFJ Securities, Natixis
Bleichroeder, Raymond James


Years of continuous operation, including predecessors
> 3 years


Security
CXO 8 5/8 10/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/15/2009


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
98.578


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
B3 / BB


Current yield
8.34%


Benchmark vs Spread (basis points)
566bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,140,000
 $
1,123,789
0.37%



DWS HIGH INCOME PLUS FUND
DWS
240,000
 $
236,587
0.08%



DWS HIGH INCOME TRUST
DWS
140,000
 $
138,009
0.05%



DWS HIGH INCOME VIP
DWS
145,000
 $
142,938
0.05%



DWS LIFECYCLE LONG RANGE FUND
DWS
10,000
 $
9,858
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
145,000
 $
142,938
0.05%



DWS STRATEGIC INCOME FUND
DWS
115,000
 $
113,365
0.04%



DWS STRATEGIC INCOME TRUST
DWS
40,000
 $
39,431
0.01%



DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,645
0.01%



Total


 $
1,971,560
0.66%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If
 a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
256605AS5


Issuer
DOLE FOODS COMPANY


Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, Wells Fargo,
Goldman Sachs, Scotia Capital


Years of continuous operation, including predecessors
> 3 years


Security
DOLEFC 8 10/01/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/18/2009


Total amount of offering sold to QIBs
315,000,000


Total amount of any concurrent public offering
0


Total
315,000,000


Public offering price
98.035


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
B2 / B-


Current yield
8.00%


Benchmark vs Spread (basis points)
526.5bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME PLUS FUND
DWS
1,700,000
1,666,595
0.54%



DWS HIGH INCOME PLUS FUND
DWS
360,000
352,926
0.11%



DWS HIGH INCOME TRUST
DWS
210,000
205,874
0.07%



DWS HIGH INCOME VIP
DWS
215,000
210,775
0.07%



DWS LIFECYCLE LONG RANGE FUND
DWS
20,000
19,607
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
225,000
220,579
0.07%



DWS STRATEGIC INCOME FUND
DWS
175,000
171,561
0.05%



DWS STRATEGIC INCOME TRUST
DWS
60,000
58,821
0.02%



DWS STRATEGIC INCOME VIP
DWS
35,000
34,312
0.01%



Total


 $
2,941,050
0.94%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If
 a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
37250WAA6


Issuer
GEOEYE INCORPORATED


Underwriters
Bank of America Merrill Lynch, JP
Morgan, Canaccord Adams,
Deutsche Bank, Dougherty & Co,
Jefferies, SMH Capital Advisors


Years of continuous operation, including predecessors
> 3 years


Security
GEOY 9 5/8 10/01/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/23/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
97.262


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / B


Current yield
9.67%


Benchmark vs Spread (basis points)
746bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
575,000
 $
559,257
0.14%



DWS High Income Plus Fund
DWS
120,000
 $
116,714
0.03%



DWS High Income Trust
DWS
70,000
 $
68,083
0.02%



DWS High Income VIP
DWS
70,000
 $
68,083
0.02%



DWS Lifecycle Long Range Fund
DWS
10,000
 $
9,726
0.00%



DWS Multi Market Income Trust
DWS
75,000
 $
72,947
0.02%



DWS Strategic Income Fund
DWS
60,000
 $
58,357
0.01%



DWS Strategic Income Trust
DWS
20,000
 $
19,452
0.00%



Total


 $
972,620
0.25%











^The Security and Fund Performance is
 calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales of
 a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
397624AF4


Issuer
GREIF INCORPORATED


Underwriters
Bank of America, Deutsche Bank,
JP Morgan, Fifth Third Securities,
Huntington Investment, PNC
Capital Markets, RBS, US Bancorp
Investments


Years of continuous operation, including predecessors
> 3 years


Security
GEF 7 3/4 08/01/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Bank of America


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/23/2009


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
96.637


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.63%


Rating
Ba2 / BB+


Current yield
7.49%


Benchmark vs Spread (basis points)
461










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS HIGH INCOME PLUS FUND
DWS
190,000
 $
183,610
0.08%



DWS STRATEGIC INCOME VIP
DWS
25,000
 $
24,159
0.01%



DWS HIGH INCOME TRUST
DWS
110,000
 $
106,301
0.04%



DWS HIGH INCOME FUND
DWS
910,000
 $
879,397
0.36%



DWS STRATEGIC INCOME FUND
DWS
125,000
 $
120,796
0.05%



DWS STRATEGIC INCOME TRUST
DWS
30,000
 $
28,991
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
110,000
 $
106,301
0.04%



Total


 $
1,449,555
0.60%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a
security, the final sale date is listed. If
 a Fund still held the security as of the quarter-end, the quarter-end date is listed.

















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
413627BK5


Issuer
HARRAHS OPERATING CO
INCORPORATED


Underwriters
Bank of America Merrill Lynch,
Citigroup, Credit Suisse, Deutsche
Bank, JP Morgan, Goldman
Sachs, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
HET 11 1/4 06/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/8/2009


Total amount of offering sold to QIBs
720,000,000


Total amount of any concurrent public offering
0


Total
720,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
Caa1e / Be


Current yield
11.01%


Benchmark vs Spread (basis points)
818.10%










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
2,815,000
$2,815,000
0.39%



DWS HIGH INCOME PLUS FUND
DWS
600,000
$600,000
0.08%



DWS HIGH INCOME TRUST
DWS
355,000
$355,000
0.05%



DWS HIGH INCOME VIP
DWS
360,000
$360,000
0.05%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$30,000
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
375,000
$375,000
0.05%



DWS STRATEGIC INCOME FUND
DWS
300,000
$300,000
0.04%



DWS STRATEGIC INCOME TRUST
DWS
105,000
$105,000
0.01%



DWS STRATEGIC INCOME VIP
DWS
60,000
$60,000
0.01%



Total


$5,000,000
0.69%











^The Security and Fund Performance is
calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is listed.
 If a Fund still held the security as of
the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
44701QAR3


Issuer
HUNTSMAN INTL LLC


Underwriters
Credit Suisse, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
HUN 5 1/2 06/30/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/9/2009


Total amount of offering sold to QIBs
600,000,000


Total amount of any concurrent public offering
0


Total
600,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
N/A


Rating
B1 / B-


Current yield
6.41%


Benchmark vs Spread (basis points)
245.8bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,410,000
$1,410,000
0.24%



DWS High Income Plus Fund
DWS
300,000
$300,000
0.05%



DWS High Income Trust
DWS
180,000
$180,000
0.03%



DWS High Income VIP
DWS
180,000
$180,000
0.03%



DWS Lifecycle Long Range Fund
DWS
15,000
$15,000
0.00%



DWS Multi Market Income Trust
DWS
185,000
$185,000
0.03%



DWS Strategic Income Fund
DWS
150,000
$150,000
0.03%



DWS Strategic Income Trust
DWS
50,000
$50,000
0.01%



DWS Strategic Income VIP
DWS
30,000
$30,000
0.01%



Total


$2,500,000
0.42%











^The Security and Fund Performance is
 calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
46284PAM6


Issuer
IRON MOUNTAIN INC


Underwriters
Bank of America Merrill Lynch,
Barclays Capital, JP Morgan,
Scotia Capital, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
IRM 8 3/8 08/15/21


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/5/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
99.625


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
B2 / B+


Current yield
8.21%


Benchmark vs Spread (basis points)
466bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,180,000
$4,164,325
0.76%



DWS HIGH INCOME PLUS FUND
DWS
870,000
$866,738
0.16%



DWS HIGH INCOME TRUST
DWS
620,000
$617,675
0.11%



DWS HIGH INCOME VIP
DWS
530,000
$528,013
0.10%



DWS LIFECYCLE LONG RANGE FUND
DWS
40,000
$39,850
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
615,000
$612,694
0.11%



DWS STRATEGIC INCOME FUND
DWS
395,000
$393,519
0.07%



DWS STRATEGIC INCOME TRUST
DWS
170,000
$169,363
0.03%



DWS STRATEGIC INCOME VIP
DWS
80,000
$79,700
0.01%



Total


$7,471,875
1.36%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
651715AJ3


Issuer
NEWPAGE CORPORATION


Underwriters
Citigroup, Credit Suisse, Goldman
Sachs, Barclays, Deutsche Bank,
UBS Securities


Years of continuous operation, including predecessors
> 3 years


Security
NEWPAG 11 3/8 12/31/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/17/2009


Total amount of offering sold to QIBs
1,700,000,000


Total amount of any concurrent public offering
0


Total
1,700,000,000


Public offering price
93.996


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B2 / CCC+


Current yield
11.38%


Benchmark vs Spread (basis points)
1055bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
4,555,000
$4,281,517.80
0.25%



DWS HIGH INCOME PLUS FUND
DWS
960,000
$902,361.60
0.05%



DWS HIGH INCOME TRUST
DWS
555,000
$521,677.80
0.03%



DWS HIGH INCOME VIP
DWS
575,000
$540,477.00
0.03%



DWS LIFECYCLE LONG RANGE FUND
DWS
50,000
$46,998.00
0.00%



DWS MULTI MARKET INCOME TRUST
DWS
585,000
$549,876.60
0.03%



DWS STRATEGIC INCOME FUND
DWS
465,000
$437,081.40
0.03%



DWS STRATEGIC INCOME TRUST
DWS
160,000
$150,393.60
0.01%



DWS STRATEGIC INCOME VIP
DWS
95,000
$89,296.20
0.01%



Total


$7,519,680.00
0.44%











^The Security and Fund Performance is
 calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
707569AM1


Issuer
PENN NATIONAL GAMING INC


Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, RBS, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
PENN 8 3/4 08/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wells Fargo


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/10/2009


Total amount of offering sold to QIBs
325,000,000


Total amount of any concurrent public offering
0


Total
325,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.00%


Rating
B1 / BB-


Current yield
8.66%


Benchmark vs Spread (basis points)
499bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,245,000
$1,245,000.00
0.38%



DWS High Income Plus Fund
DWS
260,000
$260,000.00
0.08%



DWS High Income Trust
DWS
150,000
$150,000.00
0.05%



DWS Lifecycle Long Range Fund
DWS
15,000
$15,000.00
0.00%



DWS Multi Market Income Trust
DWS
145,000
$145,000.00
0.04%



DWS Strategic Income Fund
DWS
120,000
$120,000.00
0.04%



DWS Strategic Income Trust
DWS
40,000
$40,000.00
0.01%



DWS Strategic Income VIP
DWS
25,000
$25,000.00
0.01%



Total


$2,000,000.00
0.62%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
71676BAA7


Issuer
PETROPLUS FINANCE LTD


Underwriters
BNP Paribas, Deutsche Bank,
Morgan Stanley, UBS, ING, Natixis
Bleichroeder, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
PPHNSW 9 3/8 09/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/9/2009


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
98.419


Price paid if other than public offering price
N/A


Underwriting spread or commission
2.25%


Rating
B1 / BB-


Current yield
9.47%


Benchmark vs Spread (basis points)
615bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
2,870,000
$2,824,625
0.71%



DWS High Income Plus Fund
DWS
610,000
$600,356
0.15%



DWS High Income Trust
DWS
365,000
$359,229
0.09%



DWS High Income VIP
DWS
365,000
$359,229
0.09%



DWS Multi Market Income Trust
DWS
380,000
$373,992
0.09%



DWS Strategic Income Fund
DWS
305,000
$300,178
0.08%



DWS Strategic Income Trust
DWS
105,000
$103,340
0.03%



Total


$4,920,950
1.23%











^The Security and Fund Performance
 is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date is
listed. If a Fund still held the
security as of the quarter-end, the
 quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
749121BZ1


Issuer
QWEST COMMUNICATIONS INT


Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
QUS 8 10/01/15


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/14/2009


Total amount of offering sold to QIBs
550,000,000


Total amount of any concurrent public offering
0


Total
550,000,000


Public offering price
98.244


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba3 / B+


Current yield
8.08%


Benchmark vs Spread (basis points)
569bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS BOND VIP
DWS
750,000
$736,830.00
0.13%



DWS CORE PLUS INCOME FUND
DWS
2,500,000
$2,456,100.00
0.45%



DWS GLOBAL BOND FUND
DWS
750,000
$736,830.00
0.13%



DWS HIGH INCOME FUND
DWS
2,845,000
$2,795,041.80
0.51%



DWS HIGH INCOME PLUS FUND
DWS
600,000
$589,464.00
0.11%



DWS HIGH INCOME TRUST
DWS
350,000
$343,854.00
0.06%



DWS HIGH INCOME VIP
DWS
360,000
$353,678.40
0.06%



DWS LIFECYCLE LONG RANGE FUND
DWS
30,000
$29,473.20
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
360,000
$353,678.40
0.06%



DWS STRATEGIC INCOME FUND
DWS
295,000
$289,819.80
0.05%



DWS STRATEGIC INCOME TRUST
DWS
100,000
$98,244.00
0.02%



DWS STRATEGIC INCOME VIP
DWS
60,000
$58,946.40
0.01%



Total


$8,841,960.00
1.61%











^The Security and Fund Performance
 is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple
sales of a security, the final sale
date is listed. If a Fund still held
the security as of the quarter-end,
the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAA5


Issuer
SBA TELECOMMUNICATIONS


Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SBAC 8  08/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/21/2009


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
99.330


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba2 / BB-


Current yield
7.69%


Benchmark vs Spread (basis points)
503bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
945,000
$938,669
0.25%



DWS HIGH INCOME PLUS FUND
DWS
195,000
$193,694
0.05%



DWS HIGH INCOME TRUST
DWS
110,000
$109,263
0.03%



DWS MULTI MARKET INCOME TRUST
DWS
115,000
$114,230
0.03%



DWS STRATEGIC INCOME FUND
DWS
90,000
$89,397
0.02%



DWS STRATEGIC INCOME TRUST
DWS
30,000
$29,799
0.01%



DWS STRATEGIC INCOME VIP
DWS
15,000
$14,900
0.00%



Total


$1,489,950
0.40%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
78401FAB3


Issuer
SBA TELECOMMUNICATIONS


Underwriters
Barclays, Citigroup, Deutsche
Bank, JP Morgan, RBS, TD
Securities, Wells Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SBAC 8 1/4 08/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
7/21/2009


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0


Total
375,000,000


Public offering price
99.152


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.50%


Rating
Ba2 / BB-


Current yield
8.17%


Benchmark vs Spread (basis points)
481bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
1,260,000
$1,249,315
0.34%



DWS HIGH INCOME PLUS FUND
DWS
260,000
$257,795
0.07%



DWS HIGH INCOME TRUST
DWS
150,000
$148,728
0.04%



DWS MULTI MARKET INCOME TRUST
DWS
150,000
$148,728
0.04%



DWS STRATEGIC INCOME FUND
DWS
115,000
$114,025
0.03%



DWS STRATEGIC INCOME TRUST
DWS
40,000
$39,661
0.01%



DWS STRATEGIC INCOME VIP
DWS
25,000
$24,788
0.01%



Total


$1,983,040
0.53%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
852061AF7


Issuer
SPRINT NEXTEL CORP


Underwriters
Citigroup, JP Morgan, Wells
Fargo, Bank of America, Barclays,
Daiwa Securities, Deutsche Bank,
Goldman Sachs, Mitsubishi UFJ
Securities, Mizuho Securities


Years of continuous operation, including predecessors
> 3 years


Security
S 8 3/8 08/15/17


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
 JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/10/2009


Total amount of offering sold to QIBs
1,300,000,000


Total amount of any concurrent public offering
0


Total
1,300,000,000


Public offering price
98.575


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.75%


Rating
Ba2 / BB


Current yield
8.84%


Benchmark vs Spread (basis points)
506bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
5,110,000
$5,037,182.50
0.39%



DWS HIGH INCOME PLUS FUND
DWS
1,150,000
$1,133,612.50
0.09%



DWS HIGH INCOME TRUST
DWS
660,000
$650,595.00
0.05%



DWS HIGH INCOME VIP
DWS
590,000
$581,592.50
0.04%



DWS MULTI MARKET INCOME TRUST
DWS
945,000
$931,533.75
0.07%



DWS STRATEGIC INCOME FUND
DWS
990,000
$975,892.50
0.08%



DWS STRATEGIC INCOME TRUST
DWS
235,000
$231,651.25
0.02%



DWS STRATEGIC INCOME VIP
DWS
320,000
$315,440.00
0.02%



Total


$9,857,500.00
0.76%











^The Security and Fund Performance
is calculated based on information
provided by State Street Bank.




*If a Fund executed multiple sales
of a security, the final sale date
is listed. If a Fund still held the
security as of the quarter-end, the
quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
853766AA1


Issuer
STANDARD PACIFIC ESCROW


Underwriters
Bank of America Merrill Lynch,
Credit Suisse, Deutsche Bank


Years of continuous operation, including predecessors
> 3 years


Security
SPF 10 3/4 09/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/10/2009


Total amount of offering sold to QIBs
280,000,000


Total amount of any concurrent public offering
0


Total
280,000,000


Public offering price
91.997


Price paid if other than public offering price
N/A


Underwriting spread or commission
0.65%


Rating
Caa1 / CCC


Current yield
10.97%


Benchmark vs Spread (basis points)
955bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
3,420,000
$3,146,297.40
1.12%



DWS HIGH INCOME PLUS FUND
DWS
720,000
$662,378.40
0.24%



DWS HIGH INCOME TRUST
DWS
415,000
$381,787.55
0.14%



DWS HIGH INCOME VIP
DWS
435,000
$400,186.95
0.14%



DWS LIFECYCLE LONG RANGE FUND
DWS
35,000
$32,198.95
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
435,000
$400,186.95
0.14%



DWS STRATEGIC INCOME FUND
DWS
350,000
$321,989.50
0.11%



DWS STRATEGIC INCOME TRUST
DWS
120,000
$110,396.40
0.04%



DWS STRATEGIC INCOME VIP
DWS
70,000
$64,397.90
0.02%



Total


$5,519,820.00
1.97%











^The Security and Fund Performance
 is calculated based on information
 provided by State Street Bank.




*If a Fund executed multiple sales
 of a security, the final sale date is
 listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
989701AX5


Issuer
ZIONS BANCORP


Underwriters
Deutsche Bank, Goldman Sachs,
Bank of America, JP Morgan
Securities, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
ZION 7 3/4 09/23/14


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/18/2009


Total amount of offering sold to QIBs
450,000,000


Total amount of any concurrent public offering
0


Total
450,000,000


Public offering price
86.888


Price paid if other than public offering price
N/A


Underwriting spread or commission
1.25%


Rating
BBB-


Current yield
8.57%


Benchmark vs Spread (basis points)
538bp










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS HIGH INCOME FUND
DWS
6,835,000
$5,938,794.80
1.52%



DWS HIGH INCOME PLUS FUND
DWS
1,430,000
$1,242,498.40
0.28%



DWS HIGH INCOME TRUST
DWS
830,000
$721,170.40
0.16%



DWS HIGH INCOME VIP
DWS
855,000
$742,892.40
0.17%



DWS LIFECYCLE LONG RANGE FUND
DWS
70,000
$60,821.60
0.01%



DWS MULTI MARKET INCOME TRUST
DWS
895,000
$777,647.60
0.17%



DWS STRATEGIC INCOME FUND
DWS
695,000
$603,871.60
0.13%



DWS STRATEGIC INCOME TRUST
DWS
250,000
$217,220.00
0.05%



DWS STRATEGIC INCOME VIP
DWS
140,000
$121,643.20
0.03%



Total


$10,426,560.00
2.52%











^The Security and Fund Performance is
 calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of
a security, the final sale date is
listed. If a Fund still held the security
 as of the quarter-end, the quarter-end
date is listed.









Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
03674PAA1


Issuer
ANTERO RESOURCES FINANCE


Underwriters
Barclays Capital, JP Morgan,
Wells Fargo & Co, BNP Paribas,
Calyon Securities, Comerica
Securities, Credit Suisse
Securities, Deutsche Bank,
Keybanc, Lloyds TSB Bank,
Mitsubishi


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANTERO 9 3/8 12/01/17


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JPMorgan Chase Bank
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/12/2009


Total amount of offering sold to QIBs
375,000,000


Total amount of any concurrent public offering
0
0
0
Total
375,000,000


Public offering price
99.299


Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
N/A
0.00%
0.00%
Rating
Caa1 / B+
 /
 /
Current yield
9.27%
0.00%
0.00%
Benchmark vs Spread (basis points)
631










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
575,000.00
 $
57,096,925
0.15%



DWS High Income Plus Fund
DWS
120,000.00
 $
11,915,880
0.03%



DWS High Income Trust
DWS
70,000.00
 $
6,950,930
0.02%



DWS High Income VIP
DWS
75,000.00
 $
7,447,425
0.02%



DWS Multi Market Income Trust
DWS
80,000.00
 $
7,943,920
0.02%



DWS Strategic Income Fund
DWS
60,000.00
 $
5,957,940
0.02%



DWS Strategic Income Trust
DWS
20,000.00
 $
1,985,980
0.01%



Total

1,000,000.00
 $
99,299,000
0.27%











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
15080BAA4


Issuer
CEDC FIN CORP INTL INC


Underwriters
11/24/2009 Citigroup Global
Markets Inc 11/24/2009 Deutsche
Bank Securities Inc 11/24/2009
Goldman Sachs & Co11/24/2009
UBS Securities


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CEDC 9 1/8 12/01/16


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2009


Total amount of offering sold to QIBs
380,000,000


Total amount of any concurrent public offering
0
0
0
Total
380,000,000


Public offering price
99.366


Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
#VALUE!
0.00%
0.00%
Rating
B1 / B+
 /
 /
Current yield
8.95%
0.00%
0.00%
Benchmark vs Spread (basis points)
645










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,110,000.00
 $
110,296,260
0.29%



DWS High Income Fund
DWS
3,995,000.00
 $
396,967,170
1.05%



DWS High Income Plus Fund
DWS
235,000.00
 $
23,351,010
0.06%



DWS High Income Plus Fund
DWS
850,000.00
 $
84,461,100
0.22%



DWS High Income Trust
DWS
135,000.00
 $
13,414,410
0.04%



DWS High Income Trust
DWS
495,000.00
 $
49,186,170
0.13%



DWS High Income VIP
DWS
145,000.00
 $
14,408,070
0.04%



DWS High Income VIP
DWS
510,000.00
 $
50,676,660
0.13%



DWS Multi Market Income Trust
DWS
160,000.00
 $
15,898,560
0.04%



DWS Multi Market Income Trust
DWS
575,000.00
 $
57,135,450
0.15%



DWS Strategic Income Fund
DWS
115,000.00
 $
11,427,090
0.03%



DWS Strategic Income Fund
DWS
420,000.00
 $
41,733,720
0.11%



DWS Strategic Income Trust
DWS
100,000.00
 $
9,936,600
0.03%



DWS Strategic Income Trust
DWS
155,000.00
 $
15,401,730
0.04%



Total

9,000,000.00
 $
894,294,000
2.37%











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
221643AC3


Issuer
COTT BEVERAGES INC


Underwriters
 Barclays Bank, Deutsche Bank,
JP Morgan


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
BCB 8 3/8 11/15/17


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Barclays
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009


Total amount of offering sold to QIBs
215,000,000


Total amount of any concurrent public offering
0
0
0
Total
215,000,000


Public offering price
98.575


Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
N/A
0.00%
0.00%
Rating
Caa1 / B
 /
 /
Current yield
8.11%
0.00%
0.00%
Benchmark vs Spread (basis points)
565










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,145,000.00
 $
112,868,375
0.53%



DWS High Income Plus Fund
DWS
240,000.00
 $
23,658,000
0.11%



DWS High Income Trust
DWS
140,000.00
 $
13,800,500
0.07%



DWS High Income VIP
DWS
145,000.00
 $
14,293,375
0.07%



DWS Multi Market Income Trust
DWS
165,000.00
 $
16,264,875
0.08%



DWS Strategic Income Fund
DWS
120,000.00
 $
11,829,000
0.06%



DWS Strategic Income Trust
DWS
45,000.00
 $
4,435,875
0.02%



Total

2,000,000.00
 $
197,150,000
0.93%


Security Information



Security Purchased
Comparison Security
Comparison Security
CUSIP
31572UAA4


Issuer
FIBRIA OVERSEAS FINANCE


Underwriters
Bank of America, Deutsche Bank,
JP Morgan, BB Securities, BNP
Paribas, Bradesco, Calyon New
York, ING Wholesale Banking


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
FIBRIA 9 1/4 10/30/19


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/26/2009


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0
0
0
Total
1,000,000,000


Public offering price
99.200


Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
N/A
0.00%
0.00%
Rating
Ba1 / BB
 /
 /
Current yield
8.21%
0.00%
0.00%
Benchmark vs Spread (basis points)
584.7










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,690,000.00
 $
167,648,000
0.17%



DWS High Income Plus Fund
DWS
360,000.00
 $
35,712,000
0.04%



DWS High Income Trust
DWS
210,000.00
 $
20,832,000
0.02%



DWS High Income VIP
DWS
215,000.00
 $
21,328,000
0.02%



DWS Multi Market Income Trust
DWS
245,000.00
 $
24,304,000
0.02%



DWS Strategic Income Fund
DWS
180,000.00
 $
17,856,000
0.02%



DWS Strategic Income Trust
DWS
100,000.00
 $
9,920,000
0.01%



Total

3,000,000.00
 $
1,299,520
0.30%



















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
345370CN8


Issuer
FORD MOTOR COMPANY


Underwriters
Bank of America Merrill Lynch,
Barclays Capital,  Citigroup,
Deutsche Bank, Goldman Sach,
JP Morgan, Morgan Stanley, RBS
Securities, BNP Paribas, HSBC
Securities


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
F 4 1/4 11/15/16


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2009


Total amount of offering sold to QIBs
2,875,000,000


Total amount of any concurrent public offering
0
0
0
Total
2,875,000,000


Public offering price
100.000


Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
2.25%
0.00%
0.00%
Rating
Caa1 / CCC
 /
 /
Current yield
3.38%
0.00%
0.00%
Benchmark vs Spread (basis points)











Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
1,390,000.00
 $
139,000,000
0.05%



DWS High Income Plus Fund
DWS
310,000.00
 $
31,000,000
0.01%



DWS High Income Trust
DWS
180,000.00
 $
18,000,000
0.01%



DWS High Income VIP
DWS
185,000.00
 $
18,500,000
0.01%



DWS Multi Market Income Trust
DWS
280,000.00
 $
28,000,000
0.01%



DWS Strategic Income Fund
DWS
85,000.00
 $
8,500,000
0.00%



DWS Strategic Income Trust
DWS
70,000.00
 $
7,000,000
0.00%



Total

2,500,000.00
 $
2,500,000
0.09%






















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
36155WAE6


Issuer
GCI INC


Underwriters
Calyon Securities, Deutsche Bank,
Janney Montgomery Scott,
Morgan Stanley, Oppenheimer,
RBC Capital Markets


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GNCMA 8 5/8 11/15/19


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2009


Total amount of offering sold to QIBs
425,000,000


Total amount of any concurrent public offering
0
0
0
Total
425,000,000


Public offering price
99.170


Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
N/A
0.00%
0.00%
Rating
B2 / BB-
 /
 /
Current yield
8.37%
0.00%
0.00%
Benchmark vs Spread (basis points)
533










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
855,000.00
 $
84,790,350
0.20%



DWS High Income Plus Fund
DWS
180,000.00
 $
17,850,600
0.04%



DWS High Income Trust
DWS
105,000.00
 $
10,412,850
0.02%



DWS High Income VIP
DWS
110,000.00
 $
10,908,700
0.03%



DWS Multi Market Income Trust
DWS
125,000.00
 $
12,396,250
0.03%



DWS Strategic Income Fund
DWS
90,000.00
 $
8,925,300
0.02%



DWS Strategic Income Trust
DWS
35,000.00
 $
3,470,950
0.01%



Total

1,500,000.00
 $
639,647
0.35%






Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
42210PAM4


Issuer
HEADWATERS INC


Underwriters
Bank of America Merrill Lynch,
Deutsche Bank, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HW 11 3/8 11/01/14


Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Bank of America
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2009


Total amount of offering sold to QIBs
328,250,000


Total amount of any concurrent public offering
0
0
0
Total
328,250,000


Public offering price
99.067


Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
N/A
0.00%
0.00%
Rating
B2 / B+
 /
 /
Current yield
10.73%
0.00%
0.00%
Benchmark vs Spread (basis points)
936










Fund Specific Information








Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
DWS Funds







DWS High Income Fund
DWS
575,000.00
 $
56,963,525
0.18%



DWS High Income Plus Fund
DWS
120,000.00
 $
11,888,040
0.04%



DWS High Income Trust
DWS
70,000.00
 $
6,934,690
0.02%



DWS High Income VIP
DWS
75,000.00
 $
7,430,025
0.02%



DWS Multi Market Income Trust
DWS
80,000.00
 $
7,925,360
0.02%



DWS Strategic Income Fund
DWS
60,000.00
 $
5,944,020
0.02%



DWS Strategic Income Trust
DWS
20,000.00
 $
1,981,340
0.01%



Total

1,000,000.00
 $
990,670
0.30%


 Security Information


Security Purchased
Comparison Security
Comparison Security

CUSIP
228227BA1



Issuer
CROWN CASTLE INTL CORP



Underwriters
Bank of America Merrill Lynch,
Barclays Capital, Calyon,
Deutsche Bank, Morgan Stanley,
RBS Securities, TD Securities



Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Security
CCI 7 1/8 11/01/19



Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Barclays
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
10/20/2009



Total amount of offering sold to QIBs
500,000,000



Total amount of any concurrent public offering
0
0
0

Total
500,000,000



Public offering price
99.500



Price paid if other than public offering price
N/A
N/A
N/A

Underwriting spread or commission
N/A
0.00%
0.00%

Rating
B1 / B+
 /
 /

Current yield
7.21%
0.00%
0.00%

Benchmark vs Spread (basis points)
387





Fund Specific Information




Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds








DWS High Income Fund
DWS
2,285,000.00
 $
227,357,500
0.46%




DWS High Income Plus Fund
DWS
485,000.00
 $
48,257,500
0.10%




DWS High Income Trust
DWS
280,000.00
 $
27,860,000
0.06%




DWS High Income VIP
DWS
295,000.00
 $
29,352,500
0.06%




DWS Multi Market Income Trust- High Yield
DWS
325,000.00
 $
32,337,500
0.07%




DWS Strategic Income Fund - High Yield
DWS
240,000.00
 $
23,880,000
0.05%




DWS Strategic Income Trust- High Yield
DWS
90,000.00
 $
8,955,000
0.02%




Total

4,000,000.00
 $
398,000,000
0.80%




Security Information




Security Purchased
Comparison Security
Comparison Security

CUSIP
35906AAA6



Issuer
Frontier Communications



Underwriters
Citigroup, Credit Suisse, JP Morgan,
Deutsche Bank Securities, UBS
Securities



Years of continuous operation, including predecessors
> 3 years



Security
FTR 8.25% 05/01/2014



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
4/3/2009



Total amount of offering sold to QIBs
600,000,000



Total amount of any concurrent public offering
0



Total
600,000,000



Public offering price
91.805



Price paid if other than public offering price
 N/A



Underwriting spread or commission
2.00%



Rating
Ba2/BB



Current yield
8.99%



Benchmark vs Spread (basis points)
858bp





Fund Specific Information



Board
Total Par Value
Purchased
$ Amount
of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS High Income Fund
DWS
1,405,000.00
 $ 1,289,860
0.23%




DWS High Income Plus Fund
DWS
345,000.00
 $    316,727
0.06%




DWS High Income Trust
DWS
755,000.00
 $    693,128
0.13%




DWS High Income VIP
DWS
190,000.00
 $    174,430
0.03%




DWS Multi Market Income Trust
DWS
140,000.00
 $    128,527
0.02%




DWS Strategic Income Fund
DWS
105,000.00
 $      96,395
0.02%




DWS Strategic Income Trust
DWS
40,000.00
 $      36,722
0.01%




DWS Strategic Income VIP
DWS
20,000.00
 $      18,361
0.00%




Total

3,000,000
 $ 2,754,150
0.50%




^The Security and Fund Performance
 is calculated based on information
provided by State Street Bank.


*If a Fund executed multiple sales of
a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.